UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                                January 1, 2016

     EMERGING CTA PORTFOLIO L.P.
 (Exact name of registrant as specified in its charter)

New York	000-53211	04-3768983
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                                       (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement
Effective as of January 1, 2016, Emerging CTA Portfolio L.P. (the “Registrant”) has entered into an amendment (the “Centurion Amendment”) to the management agreement, dated May 12, 2014 (the “Centurion Management Agreement”), by and among the Registrant, Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”) and Centurion Investment Management, LLC, a Delaware limited liability company (“Centurion”), pursuant to which Centurion shall manage the portion of the Registrant’s assets allocated to it.
Pursuant to the Centurion Amendment, the professional management services fee is decreased to 1.00% per year of the Registrant’s adjusted net assets allocated to Centurion.  In all other respects the Centurion Management Agreement remains unchanged and of full force and effect.
Effective as of the same date, the Registrant has also entered into an amendment (the “SECOR Amendment”) to the management agreement, dated August 1, 2013 (the “SECOR Management Agreement”), by and among the Registrant, the General Partner and SECOR Capital Advisors, LP, a Delaware limited partnership (“SECOR”), pursuant to which SECOR shall manage the portion of the Registrant’s assets allocated to it.
Pursuant to the SECOR Amendment, the professional management services fee is decreased to 1.75% per year of the Registrant’s adjusted net assets allocated to SECOR.  In all other respects the SECOR Management Agreement remains unchanged and of full force and effect.
A copy of each amendment is filed herewith as Exhibit 10.1 and 10.2, respectively.
Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective January 1, 2016, the Registrant’s fourth amended and restated limited partnership agreement (the “Limited Partnership Agreement”) was amended to: (i) provide generally that (A), upon the approval by an affirmative vote of a majority of limited partners unaffiliated with the General Partner, the Registrant will vote to dissolve any master fund operated by the General Partner into which the Registrant’s assets are invested (a “Master Fund”), in accordance with the organizational documents of such Master Fund, and (B) only the votes of unaffiliated limited partners will be counted in determining whether the requisite number of votes have been received to remove the General Partner or dissolve the Registrant; and (ii) make other conforming amendments.
A copy of the amendment (“Amendment No. 1”) is filed herewith as Exhibit 3.1.

Item 9.01                          Financial Statements and Exhibits
(d)            Exhibits.
The following exhibits are filed herewith.
Exhibit No.	Description
3.1	Amendment No. 1 to the Limited Partnership Agreement of the Registrant.
10.1	Amendment to the Centurion Management Agreement by and among the Registrant, the General Partner and Centurion.
10.2	Amendment to the SECOR Management Agreement by and among the Registrant, the General Partner and SECOR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING CTA PORTFOLIO L.P.

By: Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  January 5, 2016